UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2012

REALESTATE PATHWAYS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-54746	27-2300669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2114 West Apache Trail Apache Junction, Arizona	85120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 944-6477

(Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street
Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment Articles of Incorporation.

On December 31, 2012, the Company effectuated a 15.2 to 1 forward split of the Company’s common stock issued and unissued common stock as of January 16, 2013, the record date. The number of shares of common stock issued and outstanding prior to the forward split is 1,504,057. Immediately after the forward split, the number of shares issued and outstanding will increase to 22,861,666. The number of authorized shares will increase from 50,000,000 to 760,000,000 common shares. Each shareholder of record will receive a dividend certificate, rather than surrendering outstanding stock certificates. A copy of the Articles of Amendment is attached hereto as Exhibit 3(i)(a).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders by proxy at the 2012 Annual Meeting of Stockholders held on January 2, 2013:

(1)	The election of one member of the board of directors to serve for the ensuing year or until his successor has been duly elected and qualified.

(2)	The ratification of the appointment of Sam Kan & Company as the Company’s independent auditors for the fiscal year ending October 31, 2013

(3)	The consideration of any other matter that may properly come before the meeting or any adjournment thereof;

The shareholders approved an amendment to the Company’s articles of incorporation to change the name of the Company to a name to be determined by the Board of Directors.

The shareholders approved a motion to ratify the 15.2 to 1 Forward Split approved by the Board of Directors on December 26, 2012.

The shareholders approved a motion to allow the Board of Directors to effectuate a symbol change to correspond with the name change at the Board’s discretion.

For more information about the foregoing proposals, see our proxy statement dated December 21, 2012, the relevant portions of which are incorporated herein by reference. Holders of our common stock are entitled to one vote per share. Only stockholders of record at the close of business on December 20, 2012, were entitled to vote. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Non-Votes
John Grdina	1,402,712	0	101,345

Mr. Grdina was elected to the Board of Directors, and will serve as a director until our next annual meeting or until his successors are elected and qualified.

Ratification of Sam Kan & Company as the Company’s Independent Registered Public Accounting Firm

The results of the voting were 1,402,712 votes for, 0 votes against, 0 abstentions, and 101,345 non-votes. The appointment of Sam Kan & Company was ratified.

Approval of Amendment to the Company’s Articles of Incorporation to Change the Name of the Company to a name to be determined by the Board of Directors.

A shareholder proposal regarding changing the name of the Company was approved. The results of the voting were 1,402,712 votes for, 0 votes against, 0 abstentions, and 101,345 non-votes. The amendment was approved.

Item 9.01 Exhibits

Exhibit Number	Description
3(i)(a)	Articles of Amendment – Dated December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REALESTATE PATHWAYS, INC.

By: John Grdina
John Grdina, President

Date:  January 8, 2013